NUVEEN MULTI-MANAGER LARGE-CAP VALUE FUND

SUPPLEMENT DATED MARCH 1, 2010

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2009

Effective March 1, 2010, Rick Brandt became a portfolio manager of the fund with respect to those assets of the fund managed by Symphony Asset Management LLC (“Symphony”), one of the fund’s sub-advisers. There have been no changes in the fund’s investment objectives or policies.

The second paragraph under “Management—Portfolio Managers” is hereby replaced in its entirety with the following:

David Wang and Rick Brandt serve as the portfolio managers for the assets of the fund managed by Symphony. Mr. Wang, Director of Equity Strategies at Symphony, has led the investment team for the fund since 2007. Mr. Brandt, Portfolio Manager at Symphony, has been on the investment team for the fund since March 2010.

PLEASE KEEP THIS WITH YOUR FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-MMLCV-0310P